PRUDENTIAL MYROCKSM ADVISOR VARIABLE ANNUITY
PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL MYROCKSM ADVISOR NEW YORK VARIABLE ANNUITY
PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated February 25, 2022
to Prospectuses dated April 30, 2021
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to certain Portfolios available through your Annuity. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
AST Quantitative Modeling Portfolio – Subadviser Additions:
Effective on April 25, 2022, PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Limited and Jennison Associates LLC will be added as additional subadvisers to the Portfolio.
PSF Global Portfolio - Class I and PSF Global Portfolio Class III – Subadviser Addition and Removal:
Effective on April 25, 2022, Massachusetts Financial Services Company will replace Brown Advisory, LLC as a subadviser to the Portfolios.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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